EXHIBIT 99.1

IR INQUIRIES:

Charles Messman

Investor Relations

949-362-5800

IR@smithmicro.com

Smith Micro Reports Third Quarter 2021 Financial Results

PITTSBURGH, PA, November 10, 2021 – Smith Micro Software, Inc. (NASDAQ: SMSI) (“Smith Micro” or the “Company”) today reported financial results for its third quarter ended September 30, 2021.

“I am pleased with the important milestones the Company achieved since we last reported earnings,” said William W. Smith, Jr., President and CEO of Smith Micro Software. “We made significant progress with all three of our U.S.-based Tier 1 carrier customers, including finalizing the commercial agreement for one carrier’s next-generation family safety service, which will be powered by our SafePath® 7 platform.  We are now strategically positioned to offer our market-leading family safety platform to the majority of U.S. mobile subscribers for the foreseeable future.

“Consumer demand for digital lifestyle services continues to grow, the total addressable market for our core product line is massive, and our working relationships with our major customers have never been more productive,” Smith continued. “The next chapter of the Smith Micro growth story is just beginning.”

Third Quarter 2021 Financial Results

Smith Micro reported revenue of $16.4 million for the third quarter ended September 30, 2021, compared to $12.6 million reported in the third quarter ended September 30, 2020.

Third quarter 2021 gross profit was $12.8 million compared to $11.3 million reported in the third quarter of 2020.

Gross profit as a percentage of revenue was 78 percent for the third quarter of 2021 compared to 90 percent for the third quarter of 2020.

Smith Micro Software Third Quarter 2021 Financial Results	Page 2

Generally accepted accounting principles in the United States (“GAAP”) net loss for the third quarter of 2021 was $18.6 million, or $0.34 loss per share, compared to GAAP net income of $161 thousand, or break even on a diluted earnings per share basis, for the third quarter of 2020.

Non-GAAP net loss (which excludes stock-based compensation, amortization of intangibles, CFO transition costs, acquisition costs including changes in fair value of contingent consideration, and costs related to the acquisition of certain non-development intellectual property) for the third quarter of 2021 was $258 thousand, or break even on an earnings per share basis, compared to non-GAAP net income of $1.8 million, or $0.04 diluted earnings per share, for the third quarter of 2020.

Third Quarter Year-to-Date 2021 Financial Results

Smith Micro reported revenue of $43.7 million for the nine months ended September 30, 2021, compared to $38.9 million reported in the nine months ended September 30, 2020.

Gross profit for the nine months ended September 30, 2021 and 2020 was $35.1 million.

Gross profit as a percentage of revenue was 80 percent for the nine months ended September 30, 2021 compared to 90 percent for the nine months ended September 30, 2020.

GAAP net loss for the nine months ended September 30, 2021 was $27.0 million, or $0.54 loss per share, compared to GAAP net income of $3.6 million, or $0.08 diluted earnings per share, for the same period in 2020.

Non-GAAP net income (which excludes stock-based compensation, amortization of intangibles, CFO transition costs, acquisition costs including changes in fair value of contingent consideration, and costs related to the acquisition of certain non-development intellectual property) for the nine months ended September 30, 2021 was $139 thousand, or break even on an earnings per share basis, compared to non-GAAP net income of $9.0 million, or $0.21 diluted earnings per share, for the nine months ended September 30, 2020.

Total cash and cash equivalents as of September 30, 2021 were $32.4 million.

To supplement our financial information presented in accordance with GAAP, the Company considers, and has included in this press release, certain non-GAAP financial measures, including free cash flow, and a non-GAAP reconciliation of gross profit, income (loss) before taxes, net income (loss), and earnings (loss) per share in the presentation of financial results in this press release. Management believes this non-GAAP presentation may be more meaningful in analyzing our income generation and has

Smith Micro Software Third Quarter 2021 Financial Results	Page 3

therefore excluded the following items from GAAP earnings calculations: stock-based compensation, amortization of intangibles, CFO transition costs, acquisition costs including changes in fair value of contingent consideration, and costs related to the acquisition of certain non-development intellectual property. Additionally, since the Company currently has federal and state net operating loss carryforwards that can be utilized to reduce future cash payments for income taxes, these non-GAAP adjustments have not been tax effected, and the resulting income tax expense reflects actual taxes paid or accrued during each period. This presentation may be considered more indicative of our ongoing operational performance. The table below presents the differences between non-GAAP net income (loss) and net income (loss) on an absolute and per-share basis. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and the non-financial measures as reported by Smith Micro may not be comparable to similarly titled amounts reported by other companies.

Investor Conference Call

Smith Micro will hold an investor conference call today, November 10, 2021 at 4:30 p.m. ET, to discuss the Company’s third quarter 2021 financial results. To access the call, dial 1-844-701-1164; international participants can call 1-412-317-5492. A passcode is not required to join the call; ask the operator to be placed into the Smith Micro conference. Participants are asked to call the assigned number approximately 10 minutes before the conference call begins. In addition, the conference call will be available on the Smith Micro website in the Investor Relations section.

About Smith Micro Software, Inc.

Smith Micro develops software to simplify and enhance the mobile experience, providing solutions to some of the leading wireless service providers and cable MSOs around the world. From enabling the family digital lifestyle to providing powerful voice messaging capabilities, our solutions enrich today’s connected lifestyles while creating new opportunities to engage consumers via smartphones and consumer IoT devices. The Smith Micro portfolio also includes a wide range of products for creating, sharing and monetizing rich content, such as visual voice messaging, optimizing retail content display and performing analytics on any product set. For more information, visit www.smithmicro.com.

Smith Micro and the Smith Micro logo are registered trademarks or trademarks of Smith Micro Software, Inc. All other trademarks and product names are the property of their respective owners.

Smith Micro Software Third Quarter 2021 Financial Results	Page 4

Forward-Looking Statements

Certain statements in this press release are, and certain statements on the related conference call may be, forward-looking statements regarding future events or results within the meaning of the Private Securities Litigation Reform Act, including statements related to our financial prospects and other projections of our outlook or performance and our future business plans, and statements using such words as “expect,” “anticipate,” “believe,” “plan,” “intend,” “could,” “will” and other similar expressions. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Among the important factors that could cause or contribute to such differences are customer concentration, given that the majority of our sales depend on a few large customer relationships, the impact of the COVID-19 pandemic on our business and financial results, delays in adoption of our products and services by our customers and their end users, changes in demand for our products from our customers and their end-users, changes in requirements for our products imposed by our customers or by the third party providers of software and/or platforms that we use, our ability to effectively integrate, market and sell acquired product lines, new and changing technologies, customer acceptance and timing of deployment of those technologies, and our ability to compete effectively with other software and technology companies. These and other factors discussed in our filings with the Securities and Exchange Commission, including our filings on Forms 10-K and 10-Q, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. The forward-looking statements contained in this release are made on the basis of the views and assumptions of management, and we do not undertake any obligation to update these statements to reflect events or circumstances occurring after the date of this release.

Smith Micro Software Third Quarter 2021 Financial Results	Page 5

Smith Micro Software, Inc.
Consolidated Balance Sheets
(in thousands)
	unaudited	audited
	September 30,	December 31,
	2021	2020
ASSETS
Current Assets:
Cash & cash equivalents	$32,372	$25,754
Accounts receivable, net	12,616	12,347
Prepaid and other assets	1,926	1,189
Total current assets	46,914	39,290
Equipment & improvements, net	3,212	2,170
Right-of-use assets	6,051	5,785
Other assets	700	694
Intangible assets, net	38,240	12,698
Goodwill	39,591	12,266
TOTAL ASSETS	$134,708	$72,903

LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$4,326	$2,282
Accrued payroll and benefits	3,956	2,867
Current operating lease liabilities	1,440	1,433
Other accrued liabilities	14,588	216
Deferred revenue	701	1,572
Total current liabilities	25,011	8,370

Operating lease liabilities	4,860	4,805
Deferred rent	892	887
Deferred tax liability, net	59	59
Other long-term liabilities	66	66
Total non-current liabilities	5,877	5,817

Stockholders' Equity:
Common stock	55	41
Additional paid in capital	352,030	279,905
Accumulated comprehensive deficit	(248,265)	(221,230)
Total stockholders' equity	103,820	58,716
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$134,708	$72,903

Smith Micro Software Third Quarter 2021 Financial Results	Page 6

Smith Micro Software, Inc.
Consolidated Statements of Operations
(in thousands, except per share data)
	unaudited		unaudited
	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2021	2020	2021	2020
Revenues	$16,443	$12,629	$43,743	$38,883
Cost of revenues	3,692	1,326	8,595	3,767
Gross profit	12,751	11,303	35,148	35,116

Operating expenses:
Selling and marketing	5,046	2,655	14,131	8,055
Research and development	8,159	5,455	21,315	13,787
General and administrative	5,143	2,997	13,746	9,741
Change in fair value of contingent consideration	12,864	—	12,864	—
Total operating expenses	31,212	11,107	62,056	31,583
Operating income (loss)	(18,461)	196	(26,908)	3,533
Non-operating income (expense):
Interest income, net	1	7	25	94
Other income (expense), net	(2)	3	7	3
Income (loss) before provision for income taxes	(18,462)	206	(26,876)	3,630
Income tax expense	145	45	159	45
Net income (loss)	$(18,607)	$161	$(27,035)	$3,585

Earnings (loss) per share:
Basic	$(0.34)	$0.00	$(0.54)	$0.09
Diluted	$(0.34)	$0.00	$(0.54)	$0.08

Weighted average shares outstanding:
Basic	53,939	41,351	50,147	40,656
Diluted	53,939	43,026	50,147	42,577

Smith Micro Software Third Quarter 2021 Financial Results	Page 7

Smith Micro Software, Inc.
Consolidated Statements of Cash Flows
(in thousands)
	unaudited		unaudited
	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2021	2020	2021	2020
Operating activities:
Net income (loss)	$(18,607)	$161	$(27,035)	$3,585
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	3,391	1,014	8,872	2,676
Non-cash lease expense	201	294	819	805
Change in fair value of contingent consideration	12,864	—	12,864	—
Provision for doubtful accounts and other adjustments to accounts receivable	—	(50)	(3)	(59)
Provision for excess and obsolete inventory	—	—	(97)	—
Stock based compensation	1,327	811	3,622	2,252
Changes in operating accounts:
Accounts receivable	2,311	2,796	5,951	1,159
Prepaid expenses and other assets	26	103	(199)	(530)
Accounts payable and accrued liabilities	(571)	(1,099)	(1,648)	(1,785)
Deferred revenue	(163)	(89)	(871)	173
Net cash provided by operating activities	779	3,941	2,275	8,276
Investing activities:
Acquisitions, net	—	(1,350)	(56,865)	(13,500)
Capital expenditures	(402)	(360)	(738)	(1,212)
Other investing activities	5	11	74	(193)
Net cash used in investing activities	(397)	(1,699)	(57,529)	(14,905)
Financing activities:
Proceeds from common stock offering, net	—	—	59,711	—
Proceeds from exercise of common stock warrants	2,026	—	2,066	4,196
Other financing activities	28	16	95	37
Net cash provided by financing activities	2,054	16	61,872	4,233
Net increase (decrease) in cash and cash equivalents	2,436	2,258	6,618	(2,396)
Cash and cash equivalents, beginning of period	29,936	23,614	25,754	28,268
Cash and cash equivalents, end of period	$32,372	$25,872	$32,372	$25,872

Free cash flow:
Net cash provided by operating activities	$779	$3,941	$2,275	$8,276
Capital expenditures	(402)	(360)	(738)	(1,212)
Free cash flow (1)	$377	$3,581	$1,537	$7,064

(1) Free cash flow, which is a non-GAAP financial measure, is calculated as net cash provided by operating activities reduced by capital expenditures.

Smith Micro Software Third Quarter 2021 Financial Results	Page 8

Smith Micro Software, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data) - unaudited
	GAAP	Stock Compensation	Intangibles Amortization	CFO Transition Costs	Acquisition Costs	Non-Development Intellectual Property	Non- GAAP
Three Months Ended 9/30/2021
Gross profit	$12,751	$-	$-	$-	$-	$-	$12,751

Selling and marketing expenses	5,046	(238)	(1,979)	-	-	-	2,829
Research and development expenses	8,159	(270)	(1,036)	-	-	-	6,853
General and administrative expenses	5,143	(819)	-	(143)	-	(1,000)	3,181
Change in fair value of contingent consideration	12,864	-	-	-	(12,864)	-	-
Total operating expenses	31,212	(1,327)	(3,015)	(143)	(12,864)	(1,000)	12,863

Loss before provision for income taxes	(18,462)	1,327	3,015	143	12,864	1,000	(113)
Net loss	(18,607)	1,327	3,015	143	12,864	1,000	(258)
Earnings (loss) per share: basic	(0.34)	0.02	0.06	0.00	0.24	0.02	(0.00)
Earnings (loss) per share: diluted	(0.34)	0.02	0.06	0.00	0.24	0.02	(0.00)

Three Months Ended 9/30/2020
Gross profit	$11,303	$-	$-	$-	$-	$-	$11,303

Selling and marketing expenses	2,655	(146)	(475)	-	-	-	2,034
Research and development expenses	5,455	(147)	(366)	-	-	-	4,942
General and administrative expenses	2,997	(518)	-	-	-	-	2,479
Total operating expenses	11,107	(811)	(841)	-	-	-	9,455

Income before provision for income taxes	206	811	841	-	-	-	1,858
Net income	161	811	841	-	-	-	1,813
Earnings per share: basic	0.00	0.02	0.02	-	-	-	0.04
Earnings per share: diluted	0.00	0.02	0.02	-	-	-	0.04

Nine Months Ended 9/30/2021
Gross profit	$35,148	$1	$-	$-	$-	$-	$35,149

Selling and marketing expenses	14,131	(663)	(5,703)	-	-	-	7,765
Research and development expenses	21,315	(704)	(2,255)	-	-	-	18,356
General and administrative expenses	13,746	(2,254)	-	(143)	(1,587)	(1,000)	8,762
Change in fair value of contingent consideration	12,864	-	-	-	(12,864)	-	-
Total operating expenses	62,056	(3,621)	(7,958)	(143)	(14,451)	(1,000)	34,883

Income (loss) before provision for income taxes	(26,876)	3,622	7,958	143	14,451	1,000	298
Net income (loss)	(27,035)	3,622	7,958	143	14,451	1,000	139
Earnings (loss) per share: basic	(0.54)	0.07	0.16	0.00	0.29	0.02	0.00
Earnings (loss) per share: diluted	(0.54)	0.07	0.16	0.00	0.29	0.02	0.00

Nine Months Ended 9/30/2020
Gross profit	$35,116	$-	$-	$-	$-	$-	$35,116

Selling and marketing expenses	8,055	(404)	(1,225)	-	-	-	6,426
Research and development expenses	13,787	(412)	(980)	-	-	-	12,395
General and administrative expenses	9,741	(1,436)	-	-	(918)	-	7,387
Total operating expenses	31,583	(2,252)	(2,205)	-	(918)	-	26,208

Income before provision for income taxes	3,630	2,252	2,205	-	918	-	9,005
Net income	3,585	2,252	2,205	-	918	-	8,960
Earnings per share: basic	0.09	0.06	0.05	-	0.02	-	0.22
Earnings per share: diluted	0.08	0.05	0.05	-	0.02	-	0.21

Note: Earnings (loss) per share: basic and diluted - may be impacted by rounding to allow rows to calculate.